Exhibit 99.1

IMMERSION reaches agreement with VIEX CAPITAL ADVISORS, LLC

SAN JOSE, Calif. - February 7, 2017 - Immersion Corp. (NASDAQ: IMMR), the leading developer and licensor of touch feedback technology, today confirmed that it has entered into a cooperation agreement with VIEX Capital Advisors, LLC and its affiliates, which, in the aggregate, beneficially own approximately 7.1% of Immersion’s outstanding common stock. Under the terms of the agreement, Immersion has agreed to nominate to its Board of Directors, and support the election of, VIEX’s independent nominee Daniel P. McCurdy, at Immersion’s 2017 annual meeting of stockholders. Following the 2017 annual meeting of stockholders, the Board will continue to be comprised of seven members. Immersion has also agreed to submit to a stockholder vote at the 2017 annual meeting of stockholders, a binding proposal to declassify the board, which if approved by Immersion’s stockholders, would result in the first annual election of directors with one-year terms occurring at Immersion’s 2018 annual meeting of stockholders.
Victor Viegas, Immersion’s President and Chief Executive Officer, stated, “We are pleased to have reached this agreement with VIEX, as we believe this outcome serves the best interests of Immersion and its stockholders. By constructively engaging and collaborating with VIEX and its founder Eric Singer, we have been introduced to Dan McCurdy who we believe will bring substantive skills and experience that will complement the strengths of the current members of our Board and enhance management’s ability to drive the execution of its various initiatives for creating stockholder value. We look forward to welcoming Dan to our Board and having the benefit of his insight and experience in supporting our success in the development and licensing of touch feedback technology.”
Eric Singer, the Founder and Managing Member of VIEX, said, “We are pleased to have worked collaboratively with the Immersion Board and senior management team to reach this cooperation agreement which we believe is a good outcome for all stockholders. Our investment in Immersion reflects our confidence in its management, technology and strategy, and we believe Dan will be a great addition to the Board to support management in taking the right steps to extend Immersion’s position as a leader and innovator in the touch feedback technology space. We appreciate the constructive engagement and open and good faith dialogue that we have had with Immersion’s Board and senior management team and are pleased we were able to reach this cooperation agreement.”
Under the terms of the cooperation agreement, VIEX and its affiliates have agreed to vote their shares in support of, among other things, the election of Immersion’s slate of recommended directors, which will include Mr. McCurdy, the new independent director recommended by VIEX, at the 2017 annual meeting and to abide by certain other voting and customary standstill provisions.
The complete agreement between Immersion and VIEX and its affiliates will be filed as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission.
Morgan, Lewis & Bockius LLP and Fenwick & West LLP served as legal advisors to Immersion. Olshan Frome Wolosky LLP served as legal advisor to VIEX.
About Immersion Corporation
About Immersion
Immersion Corporation (NASDAQ: IMMR) is the leading innovator of touch feedback technology, also known as haptics. The company provides technology solutions for creating immersive and realistic experiences that enhance digital interactions by engaging users' sense of touch. With more than 2,300 issued or pending patents, Immersion's technology has been adopted in more than 3 billion digital devices, and provides haptics in mobile, automotive, advertising, gaming, medical and consumer electronics products. Immersion is headquartered in San Jose, California with offices worldwide. Learn more at www.immersion.com
Immersion, and the Immersion logo are trademarks of Immersion Corporation in the United States and other countries. All other trademarks are the property of their respective owners.
Safe Harbor
This press release contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of Immersion Corporation and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements, other than the statements of historical fact, are statements that may be deemed forward-looking statements, including statements regarding Immersion’s strategic growth plan and its various initiatives for enhancing stockholder value. Immersion’s actual results might differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with Immersion’s business, which include, but are not limited to: delay in or failure to achieve adoption and incorporation of haptic touch feedback in mobile devices; unanticipated difficulties and challenges encountered in implementation efforts by Immersion’s licensees; adverse outcomes in any future intellectual property-related litigation and the costs related thereto; the effects of the current macroeconomic climate; and lack of market demand for Immersion’s technologies, including technologies related to mobile devices. Many of these risks and uncertainties are beyond the control of Immersion. For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in Immersion’s most current Form 10-Q, which is on file with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release reflect Immersion’s beliefs and predictions as of the date of this release. Immersion disclaims any obligation to update these forward-looking statements as a result of financial, business, or any other developments occurring after the date of this release.
Important Additional Information And Where To Find It
Immersion, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Immersion’s stockholders in connection with the matters to be considered at Immersion’s 2017 Annual Meeting of Stockholders. Information regarding the names of Immersion’s directors and executive officers and their respective interests in Immersion by security holdings or otherwise can be found in Immersion’s proxy statement for its 2016 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 27, 2016. To the extent holdings of Immersion’s securities have changed since the amounts set forth in Immersion’s proxy statement for the 2016 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Immersion intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Immersion stockholders in connection with the matters to be considered at Immersion’s 2017 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Immersion’s proxy statement for its 2017 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY IMMERSION WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL

CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain Immersion’s proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Immersion with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Immersion’s corporate website at www.Immersion.com or by contacting Immersion’s Corporate Secretary at Immersion Corporation, 50 Rio Robles, San Jose, California 95134 or by calling Immersion’s Corporate Secretary at (408) 350-8819.

Contacts
Media Inquiries:
LuAnn Walden
(408) 350-8868
lwalden@immersion.com

Investor Inquiries:
The Blueshirt Group
Jennifer Jarman
+1 415.217.5866
jennifer@blueshirtgroup.com